Exhibit 10.1

CONVERTIBLE NOTE PURCHASE AGREEMENT

This CONVERTIBLE NOTE PURCHASE AGREEMENT (this “Agreement”) made as of the last date set forth on the signature page hereof among GCL Global Limited, a Cayman Islands exempted company limited by shares (the “Company”), GCL Global Holdings Ltd., a Cayman Islands exempted company limited by shares (“PubCo” or the “Combined Company”), Epicsoft Asia Pte. Ltd. and [________________] (the “Subscriber”) (collectively, the "Parties" and each, a "Party").

W I T N E S E T H:

WHEREAS, pursuant to a Merger Agreement dated October 18, 2023 (as amended on December 1, 2023, December 15, 2023, January 31, 2024 and as may be further amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) among PubCo, the Company, Grand Centrex Limited, a British Virgin Islands business company, RF Acquisition Corp., a Delaware corporation (“RFAC”) and other parties named therein, parties will participate in the Mergers and Transactions contemplated in the Merger Agreement, resulting in the Company and RFAC surviving the Mergers, and PubCo holding the Company and RFAC as two separate wholly-owned subsidiaries of PubCo (the “Business Combination”). Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Merger Agreement.

WHEREAS, upon closing of the Business Combination, PubCo will issue 120,000,000 ordinary shares (the “Merger Consideration Shares”) in exchange for all of the outstanding shares of the Company;

WHEREAS, the Company is conducting a private offering (the “Offering”) of its Convertible Promissory Notes (the “Notes”), the form of which is attached hereto as Exhibit A, in the aggregate principal amount of $[__________] (the “Investment Amount”), which shall be convertible into the Company’s fully paid and nonassessable ordinary shares (the “Conversion Shares”) that would be exchanged for [___________] Merger Consideration Shares on the Conversion Date (the “Merger Consideration Shares”) which shares will be registered and freely tradable upon issuance. As used herein, the “Conversion Date” shall be the date the Business Combination consummates.

WHEREAS, in connection with the Business Combination, the Company and Subscriber shall agree to enter into an escrow agreement with Continental Stock Transfer & Trust Company, as escrow agent (“CST” and acting as the “Escrow Agent”) (the “Bonus Shares Escrow Agreement”) to hold [___________] Merger Consideration Shares (the “Bonus Shares”) in an escrow account (the “Escrow Account”) for three (3) years from the Conversion Date (the “Escrow Period”). At the end of each annual anniversary date of the Conversion Date, one-third (1/3) of the Bonus Shares shall be released from the Escrow Account to either the Subscriber in accordance with the provisions herein, or to the Company for cancellation.

WHEREAS, if (i) Subscriber has held any Merger Consideration Shares at the end of the entire Escrow Period, and (ii) the closing price of the Merger Consideration Shares is less than $4.50 per share for any ten (10) consecutive trading days during the last month of the Escrow Period, the Combined Company will issue additional shares (the “Top-Up Shares”) and if certain conditions are met, make a cash payment, to Subscriber in accordance with the provisions herein.

WHEREAS, the Company and Subscriber shall agree to enter into a registration rights agreement (“Registration Rights Agreement”) pursuant to which PubCo shall (i) file a registration statement with the Securities and Exchange Commission (the “SEC”) within 45 days of a written demand from Subscriber for the resale of any Top-Up Shares; and (ii) cause the resale registration statement to be declared effective by the SEC as soon as practicable.

WHEREAS, Epicsoft Asia Pte. Ltd., an indirect wholly-owned subsidiary of the Company (the “Guarantor”), unconditionally guarantees all of the Company’s obligations and performance under the Note, including but not limited to the Company’s obligation to pay.

WHEREAS, the Subscriber desires to purchase the principal amount of the Note up to the Investment Amount as set forth on the signature page hereof on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.            SUBSCRIPTION FOR NOTES AND REPRESENTATIONS BY AND COVENANTS OF THE SUBSCRIBER

1.1            (a) Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company, and the Company agrees to sell to the Subscriber, a Note with the principal amount as set forth on the signature page hereof.

1.2           At Closing, the Subscriber shall:

 (a)            deliver its counterpart signature page(s) to the relevant Note(s) and any other related documents to be entered into by such Subscriber on or prior to Closing;

 (b)            pay the principal amount of the Note by electronic funds transfer to the bank account of the Company as set out below (and deliver to the Company a copy of the SWIFT MT103 irrevocable payment confirmation, or such other documentary evidence of irrevocable payment confirmation in respect of the payment of such principal amount of the Note) and payment made in accordance with this Section 1.2(b) shall constitute a good discharge for the Subscriber of its obligations under this Section 1.2(b):

Beneficiary Account Name:

Beneficiary Account Number:

Beneficiary Bank Name:

Beneficiary Bank Address:

Country:

SWIFT Address/Code:

 (c)            shall complete and sign a Confidential Investor Questionnaire, in substantially the form attached hereto as Exhibit B. The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, such number of Conversion Shares as shall from time to time be sufficient to effect the conversion of all of the Notes then outstanding. The Notes and the Conversion Shares are sometimes collectively referred to herein as the “Securities”.

1.3           At Closing, the Company shall:

 (a)            deliver to the Subscriber copies of the written resolutions passed by the Board of Directors (each in a form approved by the Subscriber prior to Closing), pursuant to which the Board of Directors shall have: (i) approved and authorised the execution and performance by the Company of this Agreement and the Notes; and (ii) approved the allotment and issuance of Conversion Shares to the Subscribers in accordance with the terms of the Notes;

 (b)            deliver to the Subscriber a Note, duly executed by the Company, evidencing the Company's indebtedness to the Subscriber for the principal amount of the Note: and

 (c)            enter the name and address of the Subscriber and the principal amount of the relevant Note in the Register, and deliver a true certified copy of such Register to the Subscriber.

1.4           The Subscriber understands, acknowledges and agrees that the Subscriber is not entitled to cancel, terminate or revoke this Agreement and that this Agreement shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

1.5           At the time the Subscriber was offered the Securities either (a) his, her or it was, and as of the date hereof his, her or it is, an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act. The Subscriber hereby acknowledges and represents that (a) the Subscriber has adequate means of providing for the Subscriber’s current financial needs and contingencies, (b) the Subscriber has knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange or the Subscriber has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors in the Securities to evaluate the merits and risks of such an investment on the Subscriber’s behalf; (c) the Subscriber recognizes the highly speculative nature of this investment; (d) the Subscriber is able to bear the economic risk that the Subscriber hereby assumes; and (e) the Subscriber can afford a complete loss of such investment in the Securities. None of this Section 1.5 conflicts or contravenes with any of the provisions herein, especially Sections 3 and 4 of this Agreement.

1.6           The Subscriber recognizes that the purchase of the Securities involves a high degree of risk including, but not limited to, the following: (a) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Securities; (b) there is no market for the Securities; (c) the Subscriber may not be able to liquidate his, her or its investment in the Securities; (d) in the event of a disposition of the Securities, the Subscriber could sustain the loss of his, her or its entire investment; and (e) the Company has not paid any dividends since its inception and does not anticipate paying any dividends.

1.7           The Subscriber hereby represents that the Subscriber has been furnished by the Company the terms and conditions of the Offering and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Offering; provided, however that no investigation performed by or on behalf of the Subscriber shall limit or otherwise affect its right to rely on the representations and warranties of the Company contained herein.

1.8           (a)            In making the decision to invest in the Securities, the Subscriber has relied solely upon the information provided by the Company in this Agreement and the Notes (the “Transaction Documents”). To the extent necessary, the Subscriber has retained legal counsel at his, her or its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Securities hereunder.

 (b)            The Subscriber represents that the Subscriber did not learn of the Offering by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available.

1.9            The Subscriber hereby acknowledges that the Offering has not been reviewed by the SEC or any state regulatory authority since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act, pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D. The Subscriber understands that the Securities have not been registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Securities unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available.

1.10            The Subscriber understands that the Notes have not been, and that the Conversion Shares are not expected to be, registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Subscriber’s investment intention. In connection with the foregoing, the Subscriber hereby represents that the Subscriber is purchasing the Securities for the Subscriber’s own account for investment and not with a view toward the resale or distribution to others; provided, however, that nothing contained herein shall constitute an agreement by the Subscriber to hold the Securities for any particular length of time and the Company acknowledges that the Subscriber shall at all times retain the right to dispose of his, her or its property as he, she or it may determine in his, her or its sole discretion, subject to any restrictions imposed by applicable law. The Subscriber, if an entity, further represents that it was not formed for the purpose of purchasing the Securities.

1.11            The Subscriber consents to the placement of a legend on the Notes it acquires hereunder and any certificate or other document evidencing the Conversion Shares into which Note may be converted, that such securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such securities. The legend to be placed on all of the Notes sold in the Offering shall be in form substantially similar to the following:

“THIS CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE OR OTHER SECURITIES LAW. NO SALE OR DISPOSITION MAY BE EFFECTED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR (2) WITH AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND UNDER SAID LAWS.”

1.12            The Subscriber hereby represents that the address of the Subscriber furnished by the Subscriber on the Investor Questionnaire is the Subscriber’s principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

1.13            The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Notes. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

1.14            If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

1.15            The Subscriber agrees not to issue any public statement with respect to the Offering, Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between him, her or it and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law.

1.16            The Subscriber acknowledges that the information contained in the Transaction Documents or otherwise made available to the Subscriber is confidential and non-public and agrees that all such information shall be kept in confidence by the Subscriber and neither used by the Subscriber for the Subscriber’s personal benefit (other than in connection with this subscription) nor disclosed to any third party for any reason, notwithstanding that the Subscriber’s subscription may not be accepted by the Company; provided, however, that (a) the Subscriber may disclose such information to his, her or its affiliates and advisors who may have a need for such information in connection with providing advice to the Subscriber with respect to his, her or its investment in the Company so long as such affiliates and advisors have an obligation of confidentiality, and (b) this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties without an obligation of confidentiality (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Company).

1.17            The Subscriber understands that the Securities are being offered and sold to him, her or it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Securities. The Subscriber agrees to supply the Company, as soon as reasonably practicable after the Subscriber receives the request therefor from the Company, with such additional information concerning the Subscriber as the Company deems necessary or advisable.

1.18            If the Subscriber is purchasing the Securities in a fiduciary capacity for another person or entity, including without limitation a corporation, partnership, trust or any other entity, the Subscriber has been duly authorized and empowered to execute this Agreement and all other subscription documents, and such other person fulfills all the requirements for purchase of the Securities as such requirements are set forth herein, concurs in the purchase of the Securities and agrees to be bound by the obligations, representations, warranties and covenants contained herein. Upon request of the Company, the Subscriber will provide true, complete and current copies of all relevant documents creating the Subscriber, authorizing his, her or its investment in the Company and/or evidencing the satisfaction of the foregoing.

1.19           Register.

 (a)            The Company shall maintain at its registered office (currently located at 29 Tai Seng Avenue, #02-01, Natural Cool Lifestyle Hub, Singapore 534119 ) (the "Specified Office") a register of the noteholders (the "Register") to record: (i) the name and address of each noteholder; (ii) the principal amount of the Notes held by each noteholder; and (iii) the date on which a person ceases to hold any Notes.

 (b)            Upon any change to the Specified Office, the Company shall promptly, but in any event no later than ten (10) Business Days thereafter, notify each noteholder in writing of the address of the new Specified Office.

 (c)            A noteholder may from time to time notify the Company in writing of any change to any information or detail relating to it or its holding of Notes as entered on the Register.

 (d)            The Company shall, if so requested by any noteholder, make available the Register for inspection by that noteholder at the Specified Office at all reasonable times and shall permit such noteholder to take a copy of the same.

1.20           Transfers. (a) Each Note may be freely transferred in whole or in part only by the relevant noteholder by surrendering the original Note together with a written instrument of transfer (in a form satisfactory to the Board of Directors) duly completed and executed, and duly stamped (where applicable), at the Specified Office; (b) upon compliance with the foregoing provision, the Company shall promptly, but in any event within ten (10) Business Days thereafter, register such transfer and issue a new Note to the transferee; provided that any transferee who is not already a party to this Agreement shall execute and deliver a deed of adherence, the form of which is attached hereto as Exhibit C, with such modifications as are duly approved by the Company on or prior to such registration and issuance. Such new Note shall be available for collection at the Specified Office or (at the risk and, if mailed at the request of the transferee other than by ordinary mail, at the expense of the transferee) shall be sent by uninsured mail to such address as the transferee may request; (c) a Note may be registered only in the name of, and transferred only to, a named person; and no transfer of a Note will be valid unless and until entered on the Register. Interest (if any) and principal are payable only to the registered holder of a Note.

1.21           Cancellation. In the event that a Note is fully converted or fully repaid in accordance with the provisions of the Transaction Documents, such Note shall be cancelled immediately without requiring any further action of the parties and shall not be re-issued.

2.            REPRESENTATIONS BY AND COVENANTS OF THE GROUP

The Company hereby represents and warrants to the Subscriber that:

2.1            Organization, Good Standing and Qualification. Each of the Group Companies is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has full corporate power and authority to own and use its properties and its assets and conduct its business as currently conducted. None of the Group Companies is in violation or default of any of the provisions of its Charter Documents (as defined below). Each of the Group Companies is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in a direct and/or indirect (a) material adverse effect on the legality, validity or enforceability of any of the Securities and/or this Agreement, (b) material adverse effect on the results of operations, assets, business, condition (financial and other) or prospects of each of the Group Companies , or (c) material adverse effect on each of the Group Companies’ ability to perform in any material respect on a timely basis its obligations under the Transaction Documents (any of (a), (b) or (c), a “Material Adverse Effect”) and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. Except for what is set forth in Schedule 2.2, none of the Group Companies presently owns or controls, directly or indirectly, any interest in any other subsidiary, corporation, association or other business entity.  None of the Group Companies is a party to any joint venture, partnership or similar arrangement. For the purposes of this Agreement, “Group” or “Group Companies” means the Company, PubCo and each of their subsidiaries.

2.2            Subsidiaries, Capitalization and Voting Rights. The Company does not own or control, directly or indirectly, any interest in any corporation, partnership, limited liability company, association or other business entity, other than the Subsidiaries of the Company set forth on Schedule 2.2 of the Disclosure Schedules attached hereto as Exhibit D (the “Disclosure Schedules”). Each of the Company’s Subsidiaries has been duly organized and is validly existing and in good standing under the Laws of its jurisdiction of incorporation and has requisite corporate or other entity power and authority to own and operate its properties and assets, to carry own its business as presently conducted and contemplated to be conducted. As of [   ], 2024, the Company was authorized to issue [   ] ordinary shares, of which [   ] ordinary shares were issued and outstanding. All issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable. Except as set forth on Schedule 2.2 of the Disclosure Schedules attached hereto as Exhibit D, (a) there are no outstanding securities of any of the Group Companies which contain any right of first refusal, preemptive right, redemption right, right of participation or any other similar rights or provisions, nor is any Subscriber of securities of any of the Group Companies entitled to any such rights arising out of any agreement or understanding with any of the Group Companies by virtue of this Agreement, and there are no contracts, commitments, understandings or arrangements by which any of the Group Companies is or may become bound to redeem a security of any such Group Companies; (b) None of the Group Companies has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; (c) there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase or acquire, any shares of capital stock of any of the Group Companies or contracts, commitments, understandings, or arrangements by which any of the Group Companies is or may become bound to issue any shares of capital stock of any such Group Companies or securities or rights convertible or exchangeable into shares of capital stock of the Group Company; and (d) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement. Except as required by law or contained in the Company’s Charter Documents, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company. All of such outstanding capital stock has been issued in compliance with applicable federal and state securities laws. The sale and issuance of the Securities as contemplated hereby will not obligate any of the Group Companies to issue shares of any capital stock or other securities of such Group Company to any other person (other than the subscribers for Securities in the Offering, including the Subscriber or as otherwise set forth in Schedule 2.2 of the Disclosure Schedules) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security. None of the Group Companies has outstanding stockholder purchase rights or “poison pills” or any similar arrangement in effect giving any person the right to purchase any equity interest in any of the Group Companies upon the occurrence of certain events. Except as set forth on Schedule 2.2 of the Disclosure Schedules, there are no stockholders agreements, voting agreements or other similar agreements with respect to any of the Group Companies’ capital stock to which the any of the Group Companies is a party or, to the knowledge of any of the Group Companies, between or among any of the Group Companies’ stockholders.

2.3            Authorization; Enforceability. The Company has all corporate right, power and authority to enter into, execute and deliver this Agreement, the Notes and to perform fully its obligations hereunder and thereunder. All corporate action on the part of the Company, its directors and stockholders necessary for the (a) authorization execution, delivery and performance of this Agreement by any of the Group Companies; and (b) authorization, sale, issuance and delivery of the Notes has been taken. This Agreement, the Notes have been or will be duly executed and delivered by the Company and PubCoconstitute or will constitute a legal, valid and binding obligation of the Company and PubCo, enforceable against each of the Company and PubCo in accordance with its respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Notes are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, free and clear of all mortgages, pledges, liens, claims, charges, encumbrances or other restrictions (collectively, “Encumbrances”), other than restrictions on transfer provided for herein. The issuance and sale of the Securities contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person, other than any such rights that have been waived or will be waived prior to the Closing.

2.4            No Conflict; Governmental Consents; Compliance.

(a)            The execution and delivery by the Company and PubCo of this Agreement, the issuance and sale of the Securities and the consummation of the other transactions contemplated hereby or thereby do not and will not (i) result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which such Company and PubCo, as the case may be, is bound including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, (ii) conflict with or violate any provision of any of the Company’s or PubCo’s Memorandum and Articles of Association, each as in effect on the date hereof (collectively, the “Charter Documents”), or (iii) conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with or without due notice or lapse of time or both) a default or give to others any rights of termination, amendment, acceleration or cancellation (with or without due notice, lapse of time or both) under any agreement, credit facility, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which any of the Company or PubCo is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any Encumbrances upon any of the properties or assets of the Company or PubCo.

(b)            No consent, approval, authorization or other order of any governmental authority or any other person is required to be obtained by the Company or PubCo in connection with the authorization, execution, delivery and performance of this Agreement or in connection with the authorization, issue and sale of the Securities, except such post-sale filings as may be required to be made with the SEC and with any state or foreign blue sky or securities regulatory authority, all of which shall be made when required.

(c)            None of the Group Companies: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by any of the Group Companies under), nor has any of the Group Companies received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority and (iii) is and has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(d)            Each of the Group Companies: (i) is only liable to pay taxes in the jurisdictions in which the it is incorporated. Each of the Group Companies is not liable to pay and has at no time incurred any liability to tax chargeable under the laws of any jurisdiction other than the jurisdiction in which the respective Group Company is incorporated, (ii) has paid all tax which it has become liable to pay and is not, and has not been, liable to pay any penalty, surcharge, fine or interest in connection with tax, (iii) has correctly deducted or withheld all tax which it has been obliged by applicable laws to deduct or withhold from amounts paid by it, and has properly accounted to the relevant taxing authority for all amounts of tax so deducted or withheld, (iv) has filed all returns, provided all such information and maintained all such records as required to be filed or provided or maintained by it under applicable laws, (v) is not involved in any dispute with any taxing authority in relation to tax, (vi) is registered as a "taxable person" under applicable taxation laws and has not at any time been treated as a member of a group of companies for such purpose. All acquisitions or disposals of assets by the each of the Group Companies and all supplies of services by and to the respective Group Company have occurred at arm's length between unconnected persons and for a consideration in cash at market value. The Group has complied with all statutory provisions, regulations and notices relating to taxation.

(e)            Anti-Money Laundering Laws. The operations of each of the Group Companies are, and have at all times been, conducted in compliance with all anti-money laundering laws and all applicable financial record keeping and reporting requirements, rules, regulations and guidelines (collectively, "Anti-Money Laundering Laws") and no investigation, action, suit or proceeding by or before any court or governmental authority or body or any arbitrator involving any of the Group Companies with respect to Anti-Money Laundering Laws is pending and, so far as the Group is aware, no such actions, suits or proceedings are threatened or contemplated.

(f)            Anti-Corruption and Anti-Bribery Laws. None of the Group Companies, its directors, its officers, its employees, its agents or its distributors of the Group, and no other person associated with or acting on behalf of any of the Group Companies has (i) violated or is in violation of any anti-corruption and anti-bribery laws, or (ii) made, offered to make, promised to make or authorised the payment or giving of, directly or indirectly, any bribe, rebate, payoff, influence payment, facilitation payment, kickback or other unlawful payment or gift of money or anything of value prohibited under any applicable law or regulation (any such payment, a "Prohibited Payment"). None of the Group Companies , director, officer, agent, employee, significant shareholder or affiliate of the Group has been subject to any investigation by any governmental authority with regard to any Prohibited Payment.

2.5            Consents of Third Parties. No vote, approval or consent of any Subscriber of capital stock of the Company or any other third party is required or necessary to be obtained by the Company in connection with the authorization, execution, deliver and performance of this Agreement or in connection with the authorization, issue and sale of the Securities, except as previously obtained, each of which is in full force and effect.

2.6            Litigation. None of the Group Companies knows of pending or threatened legal or governmental proceedings against such Group Company. None of the Group Companies is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by any of the Group Companies currently pending in any court or before any arbitrator or that any Group Company intends to initiate. Neither the Group Companies nor any of its directors or officers is the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the Group’s knowledge, there is not pending or contemplated, any investigation by the SEC involving any of the Group Companies or any current or former director or officer of the any of the Group Companies.

2.7            Investment Company. None of the Group Companies is an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder. Each of the Group Companies shall at all times conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

2.8            Brokers. Except as set forth in Schedule 2.8 hereof, neither the Company nor any of the Company’s officers, directors, employees or stockholders has employed or engaged any broker or finder in connection with the transactions contemplated by this Agreement and no fee or other compensation is or will be due and owing to any such broker, finder, underwriter, placement agent or similar person in connection with the transactions contemplated by this Agreement.

2.9            Financial Statements. The Company has delivered to the Subscriber its consolidated financial statements, attached hereto as Schedule 2.9 (collectively, the “Financial Statements”). The Financial Statements fairly present in all material respects the financial condition and operating results of the Group Companies as of the dates, and for the periods, indicated therein, subject in the case of any unaudited Financial Statements to normal year-end audit adjustments. Except as set forth in the Financial Statements, each Group Company has no material liabilities or obligations, contingent or otherwise, other than (a) liabilities incurred in the ordinary course of business after the date of the Financial Statements; (b) obligations under contracts and commitments incurred in the ordinary course of business; and (c) liabilities and obligations of a type or nature not required under generally accepted accounting principles (“GAAP”) to be reflected in the Financial Statements, which, in all such cases, individually and in the aggregate would not have a Material Adverse Effect.

2.10            Insolvency. (i) Each of the Group Companies is solvent and able to pay its debts as they fall due. (ii) No case, application, proceeding or order has been made or resolution passed in respect of the bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up, judicial management or administration of any of the Group Companies, nor so far as each of the Group Companies is aware are there any circumstances in which any person would be entitled to have any of the Group Companies wound-up or placed in judicial management or administration. (iii) No person has appointed or threatened to appoint or become entitled to appoint a receiver or receiver and manager or other similar officer over any of the Group's business or assets. (iv) No composition in satisfaction of the debts of any of the Group Companies, or scheme of arrangement of its affairs, or compromise or arrangement between it and its creditors and/or members or any class of its creditors and/or members, has been proposed, sanctioned or approved.

2.11            Liabilities. None of the Group Companies has incurred any material liabilities of any kind, whether accrued, absolute, contingent or otherwise or entered into any material transactions except in the ordinary course of business.

2.12            Material Changes. Since the date of the latest audited financial statements included in Schedule 2.9 hereof, (a) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (b) none of the Group Companies has incurred any liabilities (contingent or otherwise) other than trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, (c) none of the Group Companies has altered its method of accounting, (d) none of the Group Companies has declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (e) none of the Group Companies has issued any equity securities to any officer, director or affiliate, except pursuant to existing equity incentive plans of the respective Group Companies.

2.13            No General Solicitation. Neither the Company nor, to its knowledge, any person acting on its behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the Offering.

2.14            Disclosure. All disclosure furnished by or on behalf of any of the Group Companies to the Subscriber in the Transaction Documents regarding each of the Group Companies, its business and the transactions contemplated hereby, including the Disclosure Schedules, is true, complete and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

2.15            Private Placement. Assuming the accuracy of the Subscriber’s representations and warranties set forth in Section 1 hereunder, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Subscribers as contemplated hereby.

2.16            No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company (including any disagreements with respect to the payment of any fees owed by any of the Group Companies to such accountants or lawyers) that could reasonably be anticipated to affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

2.17            Acknowledgment Regarding Subscribers’ Purchase of Securities. The Company acknowledges and agrees that each subscriber for the Securities in the Offering (including the Subscriber) is acting solely in the capacity of an arm’s length purchaser with respect to such subscriber’s Convertible Note Purchase Agreement (including this Agreement, in the case of the Subscriber) and the transactions contemplated hereby or thereby. The Company further acknowledges that no subscriber for the Securities in the Offering (including the Subscriber) is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to such subscriber’s Convertible Note Purchase Agreement (including this Agreement, in the case of the Subscriber) and the transactions contemplated hereby or thereby and any advice given by any such subscriber (including the Subscriber) or any of their respective representatives or agents in connection with such subscriber’s Convertible Note Purchase Agreement (including this Agreement, in the case of the Subscriber) and the transactions contemplated hereby thereby is merely incidental to the purchase of the Securities by such subscriber (including the Subscriber). The Company further represents to each Subscriber that the Company’s decision to enter into this Agreement and any other Convertible Note Purchase Agreement with respect to Securities sold in the Offering has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

3.            BONUS SHARES.

3.1            For three years immediately following the Conversion Date (each such year, a “Bonus Year”), a portion of the Bonus Shares will be released to the Subscriber based on the formula provided in Section 3.2 hereof. The Combined Company shall release from an escrow account the Bonus Shares the Subscriber is entitled to receive by no later than 45 calendar days after the end of each Bonus Year (each date, a “Bonus Date”). Any Bonus Shares not released from escrow to Subscriber shall be returned to the Combined Company for cancellation.

3.2            The number of Bonus Shares for each Bonus Year shall be calculated and determined using the following formula:

Number of Bonus Shares = (A/B) * [(C*10%)/D]

Where:

“A” means the aggregate number of Merger Consideration Shares (excluding any Bonus Shares) held by Subscriber on the last day of the relevant Bonus Year;

“B” means the aggregate number of Merger Consideration Shares issued to Subscriber on the Conversion Date;

“C” means the Investment Amount; and

“D” means the volume-weighted average closing price of the Merger Consideration Shares for the ten (10) consecutive trading days during the last month prior to the last day of the relevant Bonus Year

3.3            Delivery of Bonus Shares. The Combined Company shall cause the Bonus Shares to be transmitted by the Transfer Agent to the Subscriber by crediting the account of the Subscriber’s or its designee’s balance account with The Depository Trust Maker through its Deposit or Withdrawal at Custodian system (“DWAC”), if the Combined Company is then a participant in such system, or otherwise by book entry at the Transfer Agent, registered in the Combined Company’s share register in the name of the Subscriber or its designee, for the number of Bonus Shares to which the Subscriber is entitled, to the address specified by the Subscriber promptly, and in any event within five (5) trading days after the Bonus Date. At such time, the Subscriber shall be deemed for all corporate purposes to have become the holder of record of the Bonus Shares.

4.            TOP-UP SHARES.

4.1	If

(i)  Subscriber has held any Merger Consideration Shares issued to Subscriber on the Conversion Date for all three Bonus Years; and

(ii)  the lowest volume-weighted average closing price of the Merger Consideration Shares is less than $4.50 per share for any ten (10) consecutive trading days during the last month prior to the third anniversary day of the Conversion Date (the “Low Price”), then,

the Combined Company shall make up the difference between (i) the Low Price and (ii) $4.50, by either (x) issuing additional shares to Subscriber in accordance with Section 4.2(a); or (y) issuing additional shares to Subscriber and making a cash payment to Subscriber in accordance with Section 4.2(b).

4.2	(a) If the Low Price is equal to or more than $1.00, the Combined Company shall issue to Subscriber a number of shares (the “Top-Up Shares”) calculated using the following formula:

Number of Top-Up Shares = (X – Y)*Z

“X” means the $4.50;

“Y” means the Low Price;

“Z” means the number of Merger Consideration Shares held by the Subscriber at the end of the third Bonus Year.

(b)            If the Low Price is less than $1.00, the Combined Company shall (x) issue to Subscriber Top-Up Shares pursuant to Section 4.2(a) except that “Y” in the formula used in this case will equal to $1.00; and (y) pay Subscriber the cash amount calculated and determined using the following formula:

Cash Payment = ($1.00 – Y) *Z

“Y” means the Low Price;

“Z” means the number of Merger Consideration Shares held by Subscriber at the end of the third Bonus Year.

4.2            Delivery of Top-Up Shares. The Combined Company shall cause the Top-Up Shares to be transmitted by the Transfer Agent to the Subscriber by crediting the account of the Subscriber’s or its designee’s balance account with DWAC, if the Combined Company is then a participant in such system, or otherwise by book entry at the Transfer Agent, registered in the Combined Company’s share register in the name of the Subscriber or its designee, for the number of Top-Up Shares to which the Subscriber is entitled, to the address specified by the Subscriber promptly, and in any event within five (5) trading days after the third anniversary day of the Conversion Date. At such time, the Subscriber shall be deemed for all corporate purposes to have become the holder of record of the Top-Up Shares.

5.            GUARANTEE

5.1            Unconditional Guarantee. Epicsoft Asia Pte. Ltd., an indirect wholly-owned subsidiary of the Company (the “Guarantor”), hereby unconditionally and irrevocably guarantees to the Subscriber the due and punctual performance and observance by the Company of all its obligations, commitments, undertakings, warranties and indemnities under or pursuant to this Agreement and the Note (the “Guaranteed Obligations”) and agrees to indemnify the Subscriber against all losses, liabilities, costs (including without limitation legal costs), charges, expenses, actions, proceedings, claims and demands which the Subscriber may suffer through or arising from any breach by the Company of the Guaranteed Obligations.

5.2            Company’s Default. If and when the Company defaults for any reason whatsoever in the performance of any of the Guaranteed Obligations, the Guarantor shall forthwith upon demand unconditionally perform (or procure performance of) and satisfy (or procure the satisfaction of) the Guaranteed Obligations and make payment of all costs and expenses reasonably incurred by the Subscriber in pursuing its claim(s) against the Company and the Guarantor in respect of the Guaranteed Obligations so that the same benefits shall be conferred on the Subscriber as it would have received if the Guaranteed Obligations had been duly performed and satisfied by the Company and such costs and expenses shall be reimbursed to the Subscriber.

5.3            Continuing Guarantee. This guarantee is to be a continuing guarantee and accordingly is to remain in force until all the Guaranteed Obligations shall have been performed or satisfied. This guarantee is in addition to and without prejudice to and not in substitution for any rights or security which the Subscriber may now or hereafter have or hold for the performance and observance of the Guaranteed Obligations.

5.4            Legal Limitations etc. of Company. As a separate and independent stipulation, the Guarantor agrees that any of the Guaranteed Obligations (including any moneys payable) which may not be enforceable against or recoverable from the Company by reason of any legal limitation, disability or incapacity on or of the Company or any other fact or circumstance (other than any limitation imposed by this Agreement or the Note) shall nevertheless be enforceable against and recoverable from the Guarantor as though the same had been incurred by the Guarantor and the Guarantor were the sole or principal obligor in respect thereof and shall be performed or paid by the Guarantor on demand.

5.5            Guarantor’s Liability. The liability of the Guarantor under this Section 5: (i) shall not be released or diminished by any variation of the terms of the Guaranteed Obligations, or any forbearance, neglect or delay in seeking performance of the Guaranteed Obligations or any granting of time for such performance; and (ii) shall not be affected or impaired by reason of any other fact or event which in the absence of this provision would or might constitute or afford a legal or equitable discharge or release or a defence to a guarantor.

6.            TERMS OF SUBSCRIPTION

6.1            An executed Convertible Promissory Note representing the aggregate principal amount of Notes purchased by the Subscriber pursuant to this Agreement shall have been prepared by the Company and delivered to the Subscriber in electronic format and registered in book-entry format on the Company’s books and records; provided, however, that if such Convertible Promissory Note cannot be maintained and delivered in such electronic format, then a physical copy of such Convertible Promissory Note will be delivered to the Subscriber.

6.2            The Company’s agreement with each Subscriber is a separate agreement and the sale of Notes to each Subscriber is a separate sale.

7.            CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBER

7.1            The Subscriber’s obligation to purchase the Securities at the Closing at which such purchase is to be consummated is subject to the fulfillment on or prior to such Closing of the following conditions, which conditions may be waived at the option of the Subscriber to the extent permitted by law:

(a)            Representations and Warranties; Covenants. The representations and warranties made by the Company in Section 2 hereof qualified as to materiality shall be true and correct at all times prior to and on the date of such Closing, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and the representations and warranties made by the Company in Section 2 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the date of such Closing, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of such Closing shall have been performed or complied with in all material respects.

(b)            No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(c)            No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Notes (except as otherwise provided in this Agreement).

(d)            Required Consents. The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Notes, all of which shall be in full force and effect.

(e)            Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would be expected to have or result in a Material Adverse Effect.

(f)            Disclosure Schedules. The Company shall have delivered to the Subscriber a copy of the Disclosure Schedules qualifying any of the representations and warranties contained in Section 2 and Section 3.

(g)            Secretary’s Certificate. The Company shall have delivered to the Subscriber at the Closing a certificate executed on behalf of the Company by its Secretary (i) certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement, including the allotment and issuance of the Securities to the Subscriber in accordance with the terms of the Notes, (ii) certifying and providing copies of the current versions of the Charter Documents and (iii) certifying as to the signatures and authority of persons signing this Agreement, the Notes, and any related documents on behalf of the Company.

(h)            Delivery of the Notes. An executed Convertible Promissory Note representing the aggregate principal amount of Notes purchased by the Subscriber pursuant to this Agreement shall have been prepared by the Company and delivered to the Subscriber in electronic format and registered in book-entry format on the Company’s books and records; provided, however, that if such Convertible Promissory Note cannot be maintained and delivered in such electronic format, then a physical copy of such Convertible Promissory Note will be delivered to the Subscriber.

(i)            Delivery of Transaction Documents. Executed copies of each of the Transaction Documents to which the Company is a party shall have been delivered to the Subscriber.

8.            COVENANTS OF THE COMPANY

8.1            Deposit of Bonus Shares into Escrow. On the Conversion Date, the Company shall cause [_________] Bonus Shares to be deposited with the Escrow Agent.

8.2            Most Favored Nation. In the event the PubCo or the Company enters into one or more convertible note purchase agreements before or after the execution of this Agreement in connection with the Business Combination, PubCo and the Company represent that the terms of such other agreements are not materially more favorable to such other investors thereunder than the terms of this Agreement are in respect of the Subscriber. In the event that another investor is afforded any such more favorable terms than the Subscriber, PubCo and the Company shall promptly inform the Subscriber of such more favorable terms in writing, and the Subscriber shall have the right to elect to have such more favorable terms included herein, in which case the parties hereto shall promptly amend this Agreement to effect the same.

8.3            Registration of Securities. Within ten (10) business days from the Conversion Date, the Company and Subscriber will enter into a Registration Rights Agreement pursuant to which PubCo shall (i) file a registration statement with the SEC within 45 days of a written demand from Subscriber for the resale of any Top-Up Shares (the “Resale Registration Statement”); (ii) use its best efforts to have the Resale Registration Statement declared effective by the SEC as soon as practicable; and (iii) keep the resale registration statement effective until all Top-Up Shares can be sold pursuant to the registration statement or Rule 144 of the Securities Act of 1933, as amended.

8.4            Replacement of Notes. If any Note or any certificate or instrument evidencing any Conversion Shares when delivered in accordance with the terms of the Notes, as applicable, is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement certificate or instrument. If a replacement certificate or instrument evidencing any Notes or Conversion Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

8.5            Publicity. The Company will not publicly disclose the name of the Subscriber, or include the name of the Subscriber in any filing with the SEC or any regulatory agency or trading market, without the prior written consent of the Subscriber, except to the extent such disclosure is required by law, rule or regulation applicable to the Company, in which case the Company will endeavor to provide the Subscriber with prior notice of such permitted disclosure.

8.6            Indemnification.

(a)            The Company agrees to indemnify and hold harmless the Subscriber, its affiliates and their respective officers, directors, employees, agents and controlling persons (collectively, the “Indemnified Parties”) from and against any and all loss, liability, damage or deficiency suffered or incurred by any Indemnified Party by reason of any misrepresentation or breach of warranty by the Company or, after any applicable notice and/or cure periods, nonfulfillment of any covenant or agreement to be performed or complied with by the Company under this Agreement; and will promptly reimburse the Indemnified Parties for all expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim related to or arising in any manner out of any of the foregoing, or any action or proceeding arising therefrom (collectively, “Proceedings”), whether or not such Indemnified Party is a formal party to any such Proceeding.

(b)            If for any reason (other than a final non-appealable judgment finding any Indemnified Party liable for losses, claims, damages, liabilities or expenses for its gross negligence or willful misconduct) the foregoing indemnity is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless, then the Company shall contribute to the amount paid or payable by an Indemnified Party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the Company but also the relative fault by the Company and the Indemnified Party, as well as any relevant equitable considerations.

8.7            Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital and general corporate purposes, including expenses incurred in connection with the Business Combination.

8.8            Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities.

9.            MISCELLANEOUS

9.1            Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed as follows:

If to PubCo, to it at:

GCL Global Holdings Ltd.

29 Tai Seng Ave., #02-01

Singapore 534119

Attention: Chief Executive Officer

Email: jacky@epicsoft.asia and sebastian@gcl.asia

If to the Company, to it at:

GCL Global Limited

GCL Global Holdings Ltd.

29 Tai Seng Ave., #02-01

Singapore 534119

Attention: Chief Executive Officer

Email: jacky@epicsoft.asia and sebastian@gcl.asia

With a copy to (which shall not constitute notice):

Loeb & Loeb LLP

901 New York Ave.

Washington, D.C. 20001

Attention: Jane K. P. Tam

Email: jtam@loeb.com and gcaruso@loeb.com

If to the Subscriber, to the Subscriber’s address indicated on the signature page of this Agreement.

Notices shall be deemed to have been given or delivered on the date of receipt.

9.2            Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the Company and the Subscriber. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

9.3            With respect to all costs, fees and expenses, the Parties shall bear their own costs and disbursements incurred in the negotiation and preparation of this Agreement and the other Transaction Documents, and of matters incidental to the Transaction Documents.

9.4            This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Subscriber (other than by merger). The Subscriber may assign any or all of its rights under this Agreement to any person to whom the Subscriber assigns or transfers any Notes, provided that such transferee agrees in writing to be bound, with respect to the transferred Notes, by the provisions of this Agreement and the transferred Notes.

9.5            This Agreement, together with the Exhibits hereto, and the Note delivered by the Company to the Subscriber contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

9.6            Upon the execution and delivery of this Agreement by the Subscriber and the Company, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Notes as herein provided, subject, however, to the right hereby reserved by the Company to enter into similar agreements with other subscribers for Notes.

9.7            All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and the Notes (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the Notes), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.

9.8            [deleted]

9.9            The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

9.10            The representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing of the transactions contemplated by this Agreement and the delivery of the Notes for the applicable statute of limitations.

9.11            It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

9.12            The Company agrees to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

9.13            This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

9.14            Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

9.15            In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Subscriber and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in this Agreement and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

GCL Global Limited

AGGREGATE SUBSCRIPTION AMOUNT OF NOTES $[_________]

Name in which Notes should be issued:	Amount

Dated: [____________], 2024

[Signature Page to GCL Convertible Note Purchase Agreement]

This Convertible Note Purchase Agreement is agreed to and accepted as of [______________], 2024.

GCL GLOBAL HOLDINGS LTD.

By:
Name:
Title:

GCL GLOBAL LIMITED

By:
Name:
Title:

EPICSOFT ASIA PTE. LTD.

By:
Name:
Title:

SUBSCRIBER: [_______________]

By:
Name: [______________]
Title: [______________]

Acknowledged and Accepted By:

rf acquisition corp.

By: ______________________________________________________
Name: Tse Meng Ng
Title: Chief Executive Officer and Chairman

[Signature Page to GCL Convertible Note Purchase Agreement]

CERTIFICATE OF SIGNATORY

(To be completed if Notes are
being subscribed for by an entity)

I, ____________________________, am the ____________________________ of __________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Convertible Note Purchase Agreement and to purchase and hold the Notes (and any Conversion Shares into which the Notes may convert), and certify further that the Convertible Note Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ________ day of _________________, 2024.

(Signature)

Exhibit A

Form of Convertible Note

(see attached)

Exhibit B

Confidential Investor Questionnaire

(see attached)

Exhibit C

Deed of Adherence

This Adherence Agreement (the “Adherence Agreement”) is executed by the undersigned (the “Transferee”) pursuant to the terms of that certain Convertible Note Purchase Agreement (the “Agreement”) by and among GCL Global Limited, a Cayman Islands exempted company limited by shares (the “Company”), GCL Global Holdings Ltd., a Cayman Islands exempted company limited by shares (“PubCo” or the “Combined Company”), Epicsoft Asia Pte. Ltd. and [________________] (the “Subscriber”), and in consideration of the Note acquired by the Transferee thereunder and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adherence Agreement, the Transferee agrees as follows:

1.            Acknowledgement. Transferee acknowledges that Transferee is acquiring the Note from the Subscriber (the “Transferor”), subject to the terms and conditions of the Agreement.

2.            Agreement. Immediately upon transfer of the Note, Transferee (i) agrees that the Note acquired by Transferee shall be bound by and subject to the terms of the Agreement as if the Transferee were a signatory thereto, (ii) makes the representations and warranties applicable to a Subscriber as of the date hereof, and (iii) hereby adopts the Agreement with the same force and effect as if Transferee were originally the Subscriber thereunder.

3.            Notice. Any notice required or permitted by the Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

4.            Governing Law. This Adherence Agreement shall be governed in all respects by the laws of the State of Delaware without regard to conflicts of law principles.

TRANSFEREE:

By:
Name:
Title:
Attn:
Address:
Email:

Exhibit D

Disclosure Schedules

(see attached)